MUN P-1 10/10

SUPPLEMENT DATED OCTOBER 13, 2010

TO THE PROSPECTUS

DATED OCTOBER 1, 2010 OF

FRANKLIN MUNICIPAL SECURITIES TRUST

(Franklin California High Yield Municipal Fund, Franklin Tennessee Municipal Bond Fund)

The Prospectus is amended as follows:

I. For the Franklin California High Yield Municipal Fund, the paragraph under "Investment Goal" on page 2 under "Fund Summaries" is revised as follows:

To provide investors with a high level of income exempt from federal and California personal income taxes. Its secondary goal is capital appreciation to the extent possible and consistent with its principal investment goal.

II. For the Franklin California High Yield Municipal Fund, the second paragraph under the "Principal Investment Strategies" section on page 3 under "Fund Summaries" is revised as follows:

The Fund may invest in municipal securities rated in any rating category by U.S. nationally recognized rating services, including securities rated below investment grade (or comparable unrated securities).

III. For the Franklin California High Yield Municipal Fund, the following paragraph is added under the "Principal Investment Strategies" section at the end of the first paragraph on page 4 of the "Fund Summaries":

The investment manager may consider existing market conditions, the availability of lower-rated securities, and whether the difference in yields between higher- and lower-rated securities justifies the higher risk of lower-rated securities when selecting securities for the Fund’s portfolio.  Thus, there may be times when the Fund has a majority of its investments in securities that are considered investment grade.

IV. For the Franklin California High Yield Municipal Fund, the following is added to the "Principal Risks" section beginning on page 4 under "Fund Summaries":

High Yield Debt Securities   Issuers of lower-rated or "high yield" debt securities are not as strong financially as those issuing higher credit quality debt securities. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. The prices of high yield debt securities generally fluctuate more than those of higher credit quality. High yield debt securities are generally more illiquid (harder to sell) and harder to value.

V. For the Franklin California High Yield Municipal Fund, the "Principal Risks – Focus" section on page 5 under "Fund summaries" is revised as follows:

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, higher education, housing, industrial development, and transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

VI. For the Franklin California High Yield Municipal Fund, the "Principal Risks – California and U.S. Territories" section beginning on page 18 under "Fund Details" is revised as follows:

California and U.S. Territories

Investment in the Fund may involve more risk than an investment in a fund that does not focus on securities of a single state. Because the Fund invests predominantly in California municipal securities, events in California are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to California's municipal issuers. A negative change in any one of these or other areas could affect the ability of California municipal issuers to meet their obligations.

Certain municipal issuers in California have experienced severe financial difficulties. Since 2008, the state’s economy and fiscal condition have deteriorated significantly, resulting in large budget deficits.

The state's economy has deteriorated as a result of the state's housing crisis and the national economic slowdown. Foreclosures have increased, home prices have dropped and retail sales have been particularly hard hit. The state's unemployment rate continues to increase. However, after the loss of nearly one million jobs between 2008 and mid-2009, losses moderated in late 2009 and actually showed small gains in the first three months of 2010. As of August 2010, the year-over-year decline was 113,100 jobs, or 0.8%. The unemployment rate is still high at 12.4% as of August 2010, which is up from 12.0% a year earlier. Personal income taxes, the state's largest and one of its most volatile revenue sources, have dropped precipitously in response to job layoffs.

The state adopted its fiscal year 2011 budget in October 2010, 100 days into the fiscal year. In May the governor had estimated the state's budget gap to be $17.9 billion. The legislature closed this budget gap with a variety of measures including:

  $6.8 billion of expenditure cuts including both one-time and recurring measures, which includes a suspension of Proposition 98 in order to allow the $3.1 billion in school funding reductions;
  $5.4 billion in federal funding of which just $1.3 billion has actually been approved by the federal government;
  $1.4 billion in revenue from higher revenue estimates than assumed in the May revision;
  $1.9 billion in other revenue items including a two year suspension of the net operating loss business deduction; and
  $2.7 billion in one-time loans, transfers and funding shifts.

If these cuts and revenues materialize, this would leave the state with a $364 million surplus by year-end. When the governor approved the budget, he cut almost $1 billion in spending, increasing the expected year-end surplus. The budget also includes various legislation to curb pension benefits as well as other reforms. It is unclear at this point whether the state will be able to realize its budgeted projections.

Without a fiscal year 2011 budget in place, the state was unable to do its traditional annual cash flow borrowing. To manage cash flows, the state deferred a number of spending items and has thus far been able to avoid the issuance of IOUs, which was needed in fiscal year 2010. Even with the budget, until the fiscal year 2011 notes are issued, liquidity could remain challenged.

As of October 2010, the state was rated A1, stable by Moody’s Investors Service; A-, negative by Standard and Poor’s; and A-, stable by Fitch. In April 2010, both Moody’s Investors Service and Fitch ratings recalibrated their municipal ratings to the corporate scale. As a result, the ratings for the state of California were also recalibrated. The ratings change denotes a change in ratings scale, not a change in credit quality.

As with California municipal securities, events in any of the U.S. territories where the Fund is invested may also affect the Fund's investments and its performance.

VII. For the Franklin California High Yield Municipal Fund, the "Principal Risks – Focus" section on page 20 under "Fund Details" is revised as follows:

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, higher education, housing, industrial development, and transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

VIII. For the Franklin Tennessee Municipal Bond Fund, the “Principal Risks — Focus” section on page 30 under “Fund Details” is revised as follows:

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, higher education, housing, industrial development, and transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Please keep this supplement for future reference.